UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549
           __________________________________________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 27, 2004

               Capital Environmental Resource Inc.
     (Exact name of registrant as specified in its charter)




     Ontario, Canada           000-25955        Not Applicable
     (State or other          (Commission      (I.R.S. Employer
     jurisdiction of          File Number)    Identification No.)
     incorporation)

1122 International Blvd., Suite 601
   Burlington Ontario, Canada                      L7L 6Z8
  (Address of principal                          (Zip Code)
   executive offices)


       Registrants' telephone number, including area code:
                           (905) 319-1237

                                 N/A
 (Former name or former address, if changed since last report.)



Item 4. Changes in Registrant's Certifying Accountant

As a result of our pending migration transaction, the Audit Committee of the Board of Directors on July 27, 2004 appointed the U.S. member firm of BDO world wide, BDO Seidman LLP, as our principal independent auditor for the year ended December 31, 2004. BDO Dunwoody LLP, the Canadian member firm of BDO world wide, will continue to provide audit, audit-related and tax services as we continue to have significant operations located in Canada. The decision to use BDO Seidman LLP was made in contemplation of our migration transaction which we intend to execute as part of our business strategy to expand into the United States. Under the migration transaction, our corporate structure will be reorganized so that Waste Services, Inc., currently a United States subsidiary of Capital Environmental Resource Inc., will become the parent company of our corporate group. BDO Dunwoody LLP's audit report on our Financial Statements for the year ended December 31, 2003, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

For the year ended December 31, 2003, and through the date of this Form 8-K, there have been no disagreements with BDO Dunwoody LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to BDO Dunwoody LLP's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report. For the years ended December 31, 2003, and through the date of this Form 8-K, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

We have requested BDO Dunwoody LLP to furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 27, 2004 is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2003, and through July 27, 2004, we did not consult BDO Seidman, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, other than in connection with carrying out the review procedures required under Appendix K of the SEC Practice Section rules (subsequently adopted by the PCAOB).

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

(c) Exhibits:

Exhibit Number      Description
16.1           Letter from BDO Dunwoody LLP to the Securities and
               Exchange Commission dated July 27, 2004





                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: July  27, 2004      CAPITAL ENVIRONMENTAL RESOURCE INC.
                          (Registrant)


                          By: /s/ Ronald L. Rubin
                          ____________________________________
                          Name:   Ronald L. Rubin
                          Title:  Executive Vice President,
                                  and Chief Financial Officer



                          EXHIBIT INDEX



16.1 Letter  from BDO Dunwoody LLP to the Securities and Exchange
     Commission dated July 27, 2004.